SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by registrant  [X]
      Filed by a party other than the registrant[ ]
      Check the appropriate box:
       [ ]  Preliminary proxy statement
       [X]  Definitive proxy statement
       [ ]  Definitive additional  materials
       [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             The Germany Fund, Inc.
                (Name of Registrant as Specified in Its Charter)
                             The Germany Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)

   Payment of filing fee (Check the appropriate box):
   [x]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
   [ ]  $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4) Proposed maximum aggregate value of transaction:

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, schedule or registration statement no.:

         (3) Filing party:

         (4) Date filed:

                             THE GERMANY FUND, INC.
                              31 West 52nd Street
                            New York, New York 10019

                              --------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 June 29, 1995
                              --------------------


To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Germany Fund, Inc. (the "Fund") will be held at 2:00 P.M., New York time, on June 29, 1995 at the offices of Deutsche Bank Securities Corporation, 31 West 52nd Street, 2nd Floor, New York, New York for the following purposes:

     1. To elect four Directors.

     2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1995.

     3. To consider, if presented, a stockholder proposal.

     4. To consider and act upon any other business as may come before the meeting or any adjournment thereof.

     Only holders of record of Common Stock at the close of business on May 10, 1995 are entitled to notice of and to vote at this meeting or any adjournment thereof.



                                                           Robert R. Gambee
                                                           Secretary

Dated: May 30, 1995



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                             THE GERMANY FUND, INC.
                              31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                 June 29, 1995

                               -----------------
                                PROXY STATEMENT
                               -----------------


     This proxy statement is furnished by the Board of Directors of The Germany Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 P.M., New York time, on June 29, 1995 at the offices of Deutsche Bank Securities Corporation, 31 West 52nd Street, 2nd Floor, New York, New York. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors, FOR the ratification of the selection of independent accountants and AGAINST the stockholder proposal. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

     The close of business on May 10, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 13,948,645 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 30, 1995.

     The election of Directors (Proposal 1) and the ratification of the selection of Price Waterhouse LLP as independent accountants for the Fund (Proposal 2) require the affirmative vote of the holders of a majority of the shares represented at the Meeting. The stockholder proposal (Proposal 3) is advisory in nature and does not involve any required minimum number of votes. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.

     The date of this Proxy Statement is May 30, 1995.

                                  INTRODUCTION

     The Board of Directors of the Fund has nominated four directors for election at the Meeting (Proposal 1) and approved the selection of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1995, for ratification by the stockholders at the Meeting (Proposal 2). The effectiveness of each of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the shares present at the Meeting. The Board of Directors recommends against the stockholder proposal (Proposal 3).


                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class II expires at the 1995 annual meeting, Class III at the next succeeding annual meeting and Class I at the following succeeding annual meeting. Four Class II nominees are proposed in this Proxy Statement for election.

     Should any vacancy occur on the Board of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy for the unexpired term by the vote of a majority of their number, as at present. Any Director elected by the Board to fill a vacancy would hold office for the unexpired portion of the term of the Director whose place has been filled. A Director elected by the Board to fill a newly created directorship resulting from an increase in the number of Directors will hold office until the next election of the class for which that Director was chosen. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

     Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Each of the nominees is currently a member of the Board of Directors.


Information Regarding Directors and Officers

     The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1986, except for Prof. Dr. Kohler and Mr. Macmillan-Scott, who were elected to the Board on May 10, 1991 and December 16, 1994, respectively.

     The following have been nominated for election at the 1995 Annual Meeting:

                                                                                                           Shares of Common Stock
                                                                                                             Beneficially Owned,
                                                                                                           Directly or Indirectly,
     Name             Age       Position with Fund        Principal Occupations During Past Five Years        at May 10, 1995 (1)
     ----             ---       ------------------        --------------------------------------------     -----------------------
John A. Bult(2)(3)     58       Director                  Chairman of PaineWebber International,                      1,134
  Class II                                                  Director of PaineWebber Group, Inc.
                                                            Director of The Brazilian Equity
                                                            Fund, Inc., The France Growth Fund, Inc.
                                                            and The Greater China Fund, Inc.

James Macmillan-       43       Director                  Managing Director of DBSC.                                     --
Scott(2)(3)(4)                                              Chief Executive Officer of
  Class II                                                  The Germany Fund, Inc.,
                                                            The New Germany Fund, Inc.
                                                            and The Future Germany Fund, Inc.
                                                            (1992-1994). Director of European
                                                            Equity of Merrill Lynch, Pierce, Fenner
                                                            & Smith Incorporated (1989-1992).

Dr. Juergen F.         56       Director                  Chairman of the Board of Executive                             --
Strube                                                      Directors of BASF AG (since 1989).
  Class II                                                  Chairman and President of BASF
                                                            Corporation (1985-1988).

Robert H.              55       Director                  President of Robert H. Wadsworth                              368
Wadsworth(2)                                                & Associates, Inc. Member of the Board
  Class II                                                  of Supervisory Directors of ML High
                                                            Yield-Treasury Securities Fund N.V.


                                                                                                           Shares of Common Stock
                                                                                                             Beneficially Owned,
                                                                                                           Directly or Indirectly,
     Name             Age       Position with Fund        Principal Occupations During Past Five Years        at May 10, 1995 (1)
     ----             ---       ------------------        --------------------------------------------     -----------------------
Dr. Rolf-Ernst         57       Chairman,                 Member of the Board of Managing Directors                   1,000
Breuer(2)(3)(4)                   President and             of Deutsche Bank AG. Chairman of the
  Class I                         Director                  Supervisory Board of DBAM. Member of the
                                                            Board of Managing Directors of Deutsche Bank
                                                            North America Holding Corp. Member of the
                                                            Supervisory Board of Badenwerk AG. Deputy
                                                            Chairman of the Supervisory Board of Durr
                                                            Beteiligungs AG. Member of the Supervisory
                                                            Board of Klockner Werke AG. Chairman of the
                                                            Supervisory Board of Deckel MAHO AG. Member
                                                            of the Supervisory Board of Preussag AG.
                                                            Chairman of the Board of Directors of
                                                            Euroclear Clearance System Societe
                                                            Cooperative. Chairman of the Supervisory
                                                            Board of Deutsche Borse AG. Chairman of the
                                                            Supervisory Board of DLW AG. Member of the
                                                            Supervisory Board of Salamander AG. Member of
                                                            the Supervisory Board of Dyckerhoff AG.

Detlef                 52       Director                  Partner of Sal. Oppenheim Jr. & Cie KGaA.                      --
Bierbaum(3)                                                 Chairman of the Supervisory Board of
  Class I                                                   Rheinische Kapitalanlagegesellschaft mbH.
                                                            Member of the Supervisory Board of Nanz
                                                            Stiftung, ESCADA Aktiengesellschaft,
                                                            Klockner-Humboldt-Deutz AG, Deutsche
                                                            Kontinentale Ruckversicherungs-
                                                            Actiengesellschaft, Tertia
                                                            Handelsbeteiligungsgesellschaft mbH, Douglas
                                                            AG, and Immobilien KAG.                                      --



                                                                                                           Shares of Common Stock
                                                                                                             Beneficially Owned,
                                                                                                           Directly or Indirectly,
     Name             Age       Position with Fund        Principal Occupations During Past Five Years        at May 10, 1995 (1)
     ----             ---       ------------------        --------------------------------------------     -----------------------
Edward C. Schmults     64       Director                  Member of the Board of Directors of GP                      396
  Class I                                                   Financial Corp. Member of the Board of
                                                            Trustees of The Edna McConnell Clark
                                                            Foundation. Senior Vice President-
                                                            External Affairs and General Counsel
                                                            of GTE Corporation (1984-1994).
                                                            Deputy Attorney General of the United
                                                            States, Department of Justice (1981-1984).
                                                            Partner, White & Case (1965-1973 and
                                                            1977-1981).

Prof. Dr. Claus        67       Director                 Member of the Administrative Board of                         --
Kohler                                                     Bundesanstalt fur Vereinigungsbedingte
  Class III                                                Sonderaufgaben (since 1995). Member
                                                           of the Administrative Board of
                                                           Treuhandanstalt (1990-1994). Member
                                                           of the Board of Governors and of the
                                                           Central Bank Council of Deutsche
                                                           Bundesbank (until 1990). Deputy
                                                           Chairman of the Supervisory Board
                                                           of Deutsche Verkehrs-Bank AG.
                                                           Member of the Advisory Board of
                                                           Westfalische Hypothekenbank AG.
                                                           Member of the Advisory Panel to the
                                                           Board of Governors of the Central
                                                           Bank of Oman. Member of the Board
                                                           (Kuratorium) of the Institute of
                                                           Empirical Economic Research. Professor
                                                           of Economics, University of Hannover.
                                                           Professor of Economics, University of
                                                           Frankfurt a.M.

Christian H.           51       Director                 Managing Director of DWS-Deutsche                            547
Strenger(2)(3)(4)                                          Gesellschaft fur Wertpapiersparen mbH
  Class III                                                (since 1991). Managing Director of
                                                           Deutsche Bank Securities Corporation
                                                           (1986-1991).



                                                                                                           Shares of Common Stock
                                                                                                             Beneficially Owned,
                                                                                                           Directly or Indirectly,
     Name             Age       Position with Fund        Principal Occupations During Past Five Years        at May 10, 1995 (1)
     ----             ---       ------------------        --------------------------------------------     -----------------------
Werner Walbrol         56       Director                  President and Chief Executive Officer                     200
  Class III                                                 of the German-American Chamber
                                                            of Commerce. Member of the
                                                            United States German Youth Exchange
                                                            Council. Director of TUV Rheinland of
                                                            North America, Inc. President and
                                                            Director of German American
                                                            Partnership Program.

Otto Wolff von         76       Director                  Chairman of the Board of Otto                          1,263
Amerongen                                                   Wolff Industrieberatung &
   Class III                                                Beteiligungen GmbH (industrial
                                                            consulting). Chairman of the
                                                            German East-West Trade Committee.
                                                            Honorary Chairman of the Association
                                                            of German Chambers of Industry and
                                                            Commerce (since 1988). Director of
                                                            Exxon Corp. (until 1989). Chairman
                                                            of the Board of Management of the
                                                            Otto Wolff von Amerongen Foundation.
                                                            Member of the Atlantic Advisory
                                                            Council of United Technologies Corp.
                                                            (until 1992). Chairman of the Supervisory
                                                            Board of DWA, Deutsche Waggonbau AG.
                                                            Member of the Advisory Council of
                                                            Allianz Versicherungs-AG (until February
                                                            1994). Member of the Advisory Council
                                                            of Creditanstalt-Bankverein. President
                                                            of the German Society for East European
                                                            Studies. Member of the Board of
                                                            Directors of the German Society for
                                                            Foreign Affairs.


- ---------------

(1) As of May 10, 1995, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Macmillan-Scott, Strenger, Wadsworth and Dr. Breuer each also serves as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Corporation, the manager of the Fund ("DBSC" or the "Manager"), acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Dr. Breuer is an "interested" Director because of his affiliation with Deutsche Asset
     Management GmbH, the investment adviser to the Fund ("DBAM" or the "Investment Adviser"), with Deutsche Bank North America Holding Corp. and with Deutsche Bank AG ("Deutsche Bank"), of which DBSC is a wholly-owned indirect subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; Mr.

     Macmillan-Scott is an "interested" Director because of his affiliation with DBSC; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Messrs. Macmillan-Scott, Strenger and Dr. Breuer each own shares of Deutsche Bank, of which DBAM and DBSC are wholly-owned subsidiaries. As of May 10, 1995, each such Director owned less than 1% of the outstanding shares of Deutsche Bank, respectively.

     Each Director also serves as a Director of The Future Germany Fund, Inc., one of the two other closed-end registered investment companies for which DBSC acts as manager.

     The Board of Directors presently has an Audit Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met three times during the fiscal year ended December 31, 1994. In addition, the Board has an Advisory Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and DBSC (formerly known as Deutsche Bank Capital Corporation) and the Investment Advisory Agreement between the Fund and DBAM (formerly known as Capital Management International GmbH of Deutsche Bank). The Advisory Committee met once during the past fiscal year. At the present time, the Board of Directors has no compensation or nominating committees, or other committees performing similar functions.

     During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Mr. Bierbaum, Dr. Breuer, Dr. Strube and Mr. Wolff von Amerongen, attended at least 75% of the aggregate number of regular and special meetings of the Board and meetings of Board Committees on which that Director served. However, each incumbent Director, with the exception of Dr. Strube, attended at least 75% of the number of regular meetings of the Board.

     The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Future Germany Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Future Germany Fund, Inc. and The New Germany Fund, Inc. reimburses the Directors who are not interested persons of such fund, the Investment Adviser or the Manager for certain out-of-pocket expenses, such as travel expenses, in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund and such other two funds for the year ended December 31, 1994, for each Director who is not an employee of Deutsche Bank, DWS, DBSC or DBAM, and for all such Directors as a group:


                                                      Total Compensation From
                                      Aggregate       Fund, The Future Germany
                                    Compensation          Fund, Inc. and
         Name of Director             From Fund       The New Germany Fund, Inc.
         ----------------           ------------      --------------------------
     Otto Wolff von Amerongen         $  9,750                 $ 19,500
     Edward C. Schmults               $ 15,000                 $ 30,000
     Werner Walbrol                   $ 14,250                 $ 29,250
     Robert H. Wadsworth              $ 15,000                 $ 45,750
     Dr. Juergen F. Strube            $  9,000                 $ 18,000
     Prof. Dr. Claus Kohler           $ 11,250                 $ 21,750
                                      --------                 --------
                   Total              $ 74,250                 $164,250
                                      ========                 ========

 No compensation is paid by the Fund to Directors or officers who are employees of Deutsche Bank, DWS, DBSC or DBAM.

     The officers of the Fund other than as shown above are:


          Name               Age    Position with Fund          Principal Occupations During Past Five Years
          ----              ----    ------------------          ---------------------------------------------
G. Richard Stamberger        48    Chief Executive Officer      Managing Director of DBSC (since 1993).
                                     and Executive                Managing Director of C.J. Lawrence, Inc.
                                     Vice President               (1990-1993). Managing Director of Pru-
                                                                  dential Equity Management Associates at
                                                                  the Prudential Insurance Company of America
                                                                  (1984-1989).

Robert R. Gambee             52    Vice President, Secretary    Director of DBSC (since 1992). First Vice
                                     and Treasurer                President of DBSC (1987-1991).

Joseph Cheung                36    Assistant Secretary and      Assistant Vice President (since 1994) and
                                     Assistant Treasurer          Associate (1991-1994) of DBSC. Senior
                                                                  Accountant at Deloitte & Touche
                                                                  (prior thereto).


     The officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

            The Board unanimously recommends a vote FOR Proposal 1.
                                                    ---

     Required Vote. The affirmative vote of the holders of a majority of the shares represented at the Meeting is required for the election of each Director.


                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

     A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund have selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1995. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

            The Board unanimously recommends a vote FOR Proposal 2.
                                                    ---

     Required Vote. The affirmative vote of the holders of a simple majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1995.

                        PROPOSAL 3: STOCKHOLDER PROPOSAL

     A beneficial owner (the "proponent") of Common Stock of the Fund has informed the Fund that he intends to present the following proposal for action at the Meeting. The proponent's name and address and the number of shares owned by him will be furnished by the Secretary of the Fund upon request.

     "RESOLVED, that the stockholders of the Company request that the Board of Directors take the necessary steps, in accordance with state law, to declassify the Board of Directors so that all directors are elected annually, such declassification to be effected in a manner that does not affect the unexpired terms of directors previously elected."

     The proponent has requested that the following statement be included in the proxy statement in support of the proposal:

          "The election of directors is the primary avenue for stockholders to influence corporate governance policies and to hold management accountable for it's implementation of those policies. I believe that the classification of the Board of Directors, which results in only a portion of the Board being elected annually, is not in the best interests of the Company and it's stockholders.

          "The Board of Directors of the Company is divided into three classes serving staggered three-year terms. I believe that the Company's classified Board of Directors maintains the incumbency of the current Board and therefore of current management, which in turn limits management's accountability to stockholders.

          "The elimination of the Company's classified Board would require each new director to stand for election annually and allow stockholders an opportunity to register their views on the performance of the Board collectively and each director individually. I believe this is the one of the best methods available to stockholders to insure that the Company will be managed in a manner that is in the best interests of the stockholders.

          "As a founding member of the Investors Rights Association of America I believe that concerns expressed by companies with classified boards that the annual election of all directors could leave companies without experienced directors in the event that all incumbents are voted out by stockholders, are unfounded. In my view, in the unlikely event that stockholders vote to replace all directors, this decision would express stockholder dissatisfaction with the incumbent directors and reflect the need for change.

          "I URGE YOUR SUPPORT, VOTE FOR THIS RESOLUTION."
          ------------------------------------------------


                 OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

     For the reasons discussed below, the Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.
                         -------

     Prior to 1987, Directors were elected annually for a one-year term. At the 1987 annual meeting of stockholders of the Fund, stockholders approved by a majority of the shares entitled to vote at that meeting an amendment to the Fund's By-Laws to provide for three classes of Directors with overlapping three-year terms and with each class being as nearly equal in number as possible. The Fund has retained the classified board provision in its By-Laws.

     The Fund's proxy statement for the 1987 annual meeting of stockholders contained a detailed discussion of the reasons for the Board's recommendation concerning the classification of directors. The Board stated that the overall purpose of providing for three-year terms for directors rather than one-year terms would be to provide the advantage of greater assurance of continuity of Board composition and policies. By doing so, it would permit the Board to represent more effectively the interests of all stockholders, including responding to circumstances created by demands or actions by a minority shareholder or group that may be coercive, unfair to stockholders and detrimental to the Fund.

     The Board of Directors continues to believe that the reasons set forth in the 1987 proxy statement are valid and that the election of Directors by classes should be continued.

     A vote in favor of this stockholder proposal is only an advisory recommendation to the Board of Directors that it take the "necessary steps" to accomplish the declassification of the Board of Directors. The Fund's Board of Directors opposes such action as not being in the best interests of shareholders.

     YOUR BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT YOU VOTE AGAINST THIS
STOCKHOLDER PROPOSAL.                                               -------


                   ADDRESS OF INVESTMENT ADVISER AND MANAGER

     The principal office of the Investment Adviser is located at Bockenheimer Landstrasse 42, 60323 Frankfurt am Main, Federal Republic of Germany. The corporate office of the Manager is located at 31 West 52nd Street, New York, New York 10019.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of May 10, 1995, no person, to the knowledge of management, owned of record or beneficially, more than 5% of the outstanding Common Stock of the Fund.


                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.


                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1996 must be received by the Fund on or before January 25, 1996, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.


                             ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1994 to any stockholder upon request. Such requests should be directed by mail to The Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-GERMANY.


                                                      Robert R. Gambee
                                                      Secretary


Dated: May 30, 1995


STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

PROXY                        THE GERMANY FUND, INC.
                              31 West 52nd Street
                            New York, New York 10019

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The Germany Fund, Inc. (the "Fund") held of record by the undersigned on May 10, 1995 at an Annual Meeting of Stockholders to be held on June 29, 1995 or any adjournment thereof.


    1. ELECTION OF DIRECTORS.        [ ]  FOR all nominees listed below                  [ ]  WITHHOLDING AUTHORITY
                                          (except as marked to the contrary below)            to vote for all nominees listed below

      (Instruction: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

CLASS II
(to serve until the 1998 Annual Meeting of Stockholders)
John A. Bult
James Macmillan-Scott
Dr. Juergen F. Strube
Robert H. Wadsworth

    2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1995.
         [ ]  APPROVE             [ ]  DISAPPROVE              [ ]  ABSTAIN

    3. TO ADOPT A STOCKHOLDER PROPOSAL REQUESTING THE BOARD OF DIRECTORS TO DECLASSIFY THE BOARD SO THAT ALL DIRECTIORS ARE ELECTED ANNUALLY.
         [ ]  APPROVE             [ ]  DISAPPROVE              [ ]  ABSTAIN

    4. TO CONSIDER AND ACT UPON ANY BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and will be voted AGAINST Proposal 3.

     When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.


                                             -----------------------------------
                                                     Name (please print)


                                             -----------------------------------
                                             Name of Corporation (if applicable)


                                             (By)              (Date)       1995
                                                 --------------      -------
                                                  (Signature)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.